United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 20, 2024

Date of Report (Date of earliest event reported)

CO2 ENERGY TRANSITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42417	87-2950691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1334 Brittmoore Rd, Suite 190 Houston, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 791-6817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	NOEM	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	NOEMW	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-eighth (1/8) of one share of Common Stock	NOEMR	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock, one Warrant and one Right	NOEMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2024, CO2 Energy Transition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”), of which 900,000 Units represents the full exercise by the underwriter of its over-allotment option. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share and one right (“Right”) with each eight rights entitling the holder to receive one share of Common Stock upon completion of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $69,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-269932) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 23, 2023 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated November 20, 2024, by and between the Company and Kingswood Capital Partners, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated November 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, LLC as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 20, 2024, by and among the Company and its officers, directors, the Sponsor and Kingswood Capital Partners, LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 20, 2024, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated November 20, 2024, by and between the Company and CO2 Energy Transition LLC, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

●	An Indemnity Agreement, dated as of November 20, 2024, by and between the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated November 20, 2024, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

As of November 22, 2024, a total of $69,000,000 of the net proceeds from the IPO and the Private Placements (as defined below) was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 22, 2024 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements will be filed within four business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placements (the “Private Placement”) in which CO2 Energy Transition, LLC (the “Sponsor”) purchased 265,000 private units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,650,000.

The Private Units are identical to the Units sold in the IPO except that the Private Units are subject to transfer restrictions. The Private Placement Securities may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Securities.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of November 22, 2024, a total of $69,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 22, 2024 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2024, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01 Other Events.

On November 20, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1.

On November 22, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 20, 2024 by and between the Company and Kingswood Capital Partners, LLC, as representative of the underwriters listed on Schedule A thereto

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated November 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, LLC

4.2	Rights Agreement, dated November 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated November 20, 2024, by and among the Company and its officers, directors and the Sponsor

10.2	Investment Management Trust Agreement, dated November 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated November 20, 2024, by and among the Company and certain security holders

10.4	Administrative Services Agreement, dated November 20, 2024, by and between the Company and the Sponsor

10.5	Indemnity Agreement, dated as of November 20, 2024, by and between the Company and each of the officers and directors of the Company

10.6	Private Placement Units Purchase Agreement, dated November 20, 2024, by and between the Company and the Sponsor

99.1	Press Release dated November 20, 2024

99.2	Press Release dated November 22, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2024

CO2 ENERGY TRANSITION CORP.

By:	/s/ Brady Rodgers
Name:	Brady Rodgers
Title:	President and Chief Executive Officer

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